UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

_________________

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 26, 2012

TRANS-LUX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-2257	13-1394751
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 Pearl Street, Norwalk, CT  06850-1647

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (203) 853-4321

______________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03                Material Modification to Rights of Security Holders.

At the Annual Meeting of Stockholders of Trans-Lux Corporation held on June 26, 2012 the stockholders approved the Amended and Restated Certificate of Incorporation containing provisions which, among other things, (a) increased the authorized shares and reduced the par value of Common Stock to $0.001 and reduced the par value of Preferred Stock to $0.001, (b) removed Class A Stock from authorized capital stock and  (c) removed Class B Stock from authorized capital stock.  The Corporation previously issued Series A Convertible Preferred Stock, par value $1.00 per share, having a stated value of $20.00 per share and convertible into fifty (50) shares of the Corporation’s Common Stock.  Upon filing of the approved Amended and Restated Certificate of Incorporation, the shares of Preferred Stock will be automatically converted into Common Stock.  Each share of Preferred Stock will convert into fifty (50) shares of Common Stock of the Corporation.

Item 5.07               Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Trans-Lux Corporation was held on June 26, 2012 for the following purposes: (i) to amend and restate the Corporation’s Restated Certificate of Incorporation, as amended, to, among other things, (a) increase authorized shares and reduce the par value of the Corporation’s Common Stock, par value $1.00 and reduce the par value of the Corporation’s Preferred Stock, par value $1.00, (b) remove Class A Stock, par value $1.00, from authorized capital stock, (c) remove Class B Stock, par value $1.00, from authorized capital stock, (d) conform other provisions of Article Fourth of the Corporation’s Restated Certificate of Incorporation, as amended, to reflect items (b) and (c) above, update certain provisions of Article Fourth and set the voting power of the Common Stock, (e) update certain provisions of the Corporation’s Restated Certificate of Incorporation, as amended (including replacing Article Third thereof with a one-sentence statement of the Company’s purpose and replacing Article Fifth thereof with certain provisions relating to the Company’s directors) and (f) update certain provisions of Article Eighth of the Corporation’s Restated Certificate of Incorporation, as amended, (ii) to amend the Corporation’s Restated Certificate of Incorporation, as amended, to repeal the super-majority voting requirements contained in (a) Articles Ninth and Tenth thereof, (b) Article Fourth thereof and (c) Article Twelfth thereof, (iii) to approve the adoption of the 2012 Long-Term Incentive Plan, (iv) to elect a director of the Registrant, and (v) to ratify the retention of the independent registered public accounting firm as set forth below.

The recommendation to approve the amendment and restatement of the Corporation’s Restated Certificate of Incorporation, as amended, to increase authorized shares and reduce the par value of Common Stock and reduce the par value of the Preferred Stock, par value $1.00was approved based on the following vote:

	For	Against	Abstain	Broker Non-Votes
Common Stock	2,351,612	45,069	17,566	692,445
Preferred Stock	15,650,000	0	0	0
Totals	18,001,612	45,069	17,566	692,445

The recommendation to approve the amendment and restatement of the Corporation’s Restated Certificate of Incorporation, as amended, to remove Class A Stock from authorized capital stock was approved based on the following vote:

	For	Against	Abstain	Broker Non-Votes
Common Stock	2,352,712	43,969	17,566	692,445
Preferred Stock	15,650,000	0	0	0
Totals	18,002,712	43,969	17,566	692,445

The recommendation to approve the amendment and restatement of the Corporation’s Restated Certificate of Incorporation, as amended, to remove Class B Stock from authorized capital stock was approved based on the following vote:

	For	Against	Abstain	Broker Non-Votes
Common Stock	2,352,863	43,818	17,566	692,445
Preferred Stock	15,650,000	0	0	0
Totals	18,002,863	43,818	17,566	692,445

The recommendation to approve the amendment and restatement of the Corporation’s Restated Certificate of Incorporation, as amended, to conform other provisions of Article Fourth to reflect items (b) and (c) above, update certain provisions of Article Fourth and set the voting power of the Common Stock was approved based on the following vote:

	For	Against	Abstain	Broker Non-Votes
Common Stock	2,352,363	44,318	17,566	692,445
Preferred Stock	15,650,000	0	0	0
Totals	18,002,363	44,318	17,566	692,445

The recommendations to approve the amendment and restatement of the Corporation’s Restated Certificate of Incorporation, as amended, to update certain provisions, including replacing Article Third with a one-sentence statement of the Company’s purpose and replacing Article Fifth with certain provisions relating to the Company’s directors was approved based on the following vote:

	For	Against	Abstain	Broker Non-Votes
Totals	18,030,569	14,312	19,366	692,445

The recommendations to approve the amendment and restatement of the Corporation’s Restated Certificate of Incorporation, as amended, to update certain provisions of Article Eighth was not approved because the requisite high vote was not obtained.

	For	Against	Abstain
Totals	18,717,838	14,651	24,202

The recommendations to approve the amendment and restatement of the Corporation’s Restated Certificate of Incorporation, as amended, to repeal the super-majority voting requirements contained in Article Ninth and Tenth was not approved because the requisite high vote was not obtained.

	For	Against	Abstain
Totals	18,652,897	79,593	24,202

The recommendations to approve the amendment and restatement of the Corporation’s Restated Certificate of Incorporation, as amended, to repeal the super-majority voting requirements contained in Article Fourth was not approved because the requisite high vote was not obtained.

	For	Against	Abstain	Broker Non-Votes
Common Stock	2,365,369	21,312	27,566	692,445
Preferred Stock	15,600,000	0	50,000	0
Totals	17,965,369	21,312	77,566	692,445

The recommendations to approve the amendment and restatement of the Corporation’s Restated Certificate of Incorporation, as amended, to repeal the super-majority voting requirements contained in Article Twelfth was not approved because the requisite high vote was not obtained.

	For	Against	Abstain
Common Stock	3,061,312	22,196	23,183
Preferred Stock	15,650,000	0	0
Totals	18,711,312	22,196	23,183

The recommendation to approve the adoption of the 2012 Long-Term Incentive Plan was approved based on the following vote:

	For	Against	Abstain	Broker Non-Votes
Totals	17,460,130	389,878	214,239	692,445

Salvatore Zizza, the nominee for director for a three-year term as listed in the proxy statement was elected as follows based on the following vote:

	For	Withheld	Broker Non-Votes
Totals	17,837,369	226,303	693,020

The following directors are continuing his or her term as a director:

                                Term expires upon election of successor at 2013 Annual Meeting of Stockholders:

                                Jean Firstenberg

                                Richard Nummi

                                Elliot Sloyer

                                Term expires upon election of successor at 2014 Annual Meeting of Stockholders:

                                Jean-Marc Allain

                                Marco M. Elser

                                George W. Schiele

The recommendation to ratify the retention of BDO USA, LLP as the independent registered public accounting firm for the Corporation was approved based on the following vote

	For	Against	Abstain
Totals	18,669,172	62,220	25,300

Item 9.01              Financial Statements and Exhibits.

                (d)           Exhibits.

3.1          Form of Amended and Restated Certificate of Incorporation of the Registrant, filed herewith.

10.1        2012 Long-Term Incentive Plan, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:

TRANS-LUX CORPORATION

by: /s/ Angela D. Toppi
Angela D. Toppi
Executive Vice President
and Chief Financial Officer

Dated:  July 2, 2012